Exhibit 99.1

FOR IMMEDIATE RELEASE

BITCOIN STANDARD TREASURY COMPANY (BSTR) TERMINATES BUSINESS COMBINATION, TEAM CONTINUES PURSUING ACTIVE BITCOIN TREASURY MANAGEMENT

Wilmington, Delaware – August 20, 2026

BSTR Holdings, Inc. (“BSTR”) today announced that it has agreed with Cantor Equity Partners I, Inc. (Nasdaq: CEPO) (“CEPO”) to terminate the business combination agreement dated July 16, 2025.

BSTR noted that Bitcoin and publicly listed Bitcoin treasury vehicles continue to face significant pricing pressure amid challenging market conditions, contributing to dislocations in capital markets and limiting the efficient use of key amplification strategies such as convertible bonds and perpetual preferred equity instruments. BSTR continues to believe that investment opportunities in publicly listed Bitcoin adoption and amplification will re-emerge as market conditions stabilize.

“The teams at CEPO and Cantor have been outstanding partners throughout, and we reached this decision together,” said Dr. Adam Back, CEO and co-founder of BSTR. “Despite current market conditions, we continue to see substantial demand for return on Bitcoin, and we have spent the last year building the capability to deliver it.”

BSTR was created to pursue active Bitcoin treasury management, applying institutional standards to its Bitcoin holdings. That approach included yield strategies, which seek recurring income in fiat and/or in-kind Bitcoin, and alpha strategies, which seek returns above passive Bitcoin holding.

“The BSTR team has assembled deep domain experts in both institutional investing and the Bitcoin protocol,” said Sean Bill, CIO and co-founder. “We will continue to design, build and scale institutional-grade investment strategies focused on creating Bitcoin returns and building out Bitcoin capital markets.”

About BSTR

BSTR is a company focused exclusively on business lines related to Bitcoin. The company’s strategy is to provide a differentiated, capital-efficient way to gain exposure to Bitcoin through large-scale, programmatic accumulation, active treasury management designed to compound Bitcoin per share over time, and the development and provision of services tied to Bitcoin-focused infrastructure with the goal of expanding the Bitcoin capital-markets ecosystem.

Investor Relations Contact:

Email: ir@bstr.com

Media Contact:

Email: BSTR@DLPR.com

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to BSTR, including its operations, plans, strategies and performance, the conditions, performance and results of Bitcoin and the Bitcoin treasury market and industry and general market conditions, including, views, opinions, expectations, hopes, beliefs, intentions, plans, prospects, strategies and other statements relating to BSTR, the Bitcoin industry, market conditions and investment opportunities, and any views, opinions, expectations, intentions, strategies, assumptions or beliefs about future events, results of operations, performance or market conditions or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “continue,” “opportunity,” “strategy,” “re-emerge,” “seek,” “pursue,” “will,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions, including opinions, views, expectations and assumptions of BSTR’s management team, and, as a result, are subject to risks and uncertainties. There is no guarantee that any information contained in any such statements will be achieved. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, and such variations may be adverse. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and BSTR does not assume any obligation or intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. BSTR does not give any assurance that its expectations will be achieved, and nothing in this press release constitutes a promise, assurance or representation as to past or future performance.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or in a transaction exempt from, or not subject to, the requirements of the Securities Act and otherwise in accordance with applicable law.